UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2008

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 2nd Avenue N.E., Suite 301 St. Petersburg, Florida 33701	and	Masters House 107 Hammersmith Road London W14 0QH England
(Addresses of principal executive offices)

Registrant’s telephone number, including area code:

727-456-1263 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure.

All of the information in this Form 8-K and the accompanying exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Attached hereto as Exhibit 99.1 is a copy of Danka Business Systems PLC’s (hereinafter referred to as “Danka” or the “Company”) press release dated July 31, 2008, issued in the United Kingdom (“UK”) pursuant to the UK Listing Rules, announcing its financial and operating results for the fiscal year ended March 31, 2008 as prepared under International Financial Reporting Standards (“IFRS”) in the UK.

Danka’s Form 10-K, which includes the Company’s financial and operating results for the year ended March 31, 2008 as prepared under U.S. GAAP was previously filed with the Securities and Exchange Commission on July 15, 2008.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
99.1	Danka Business Systems PLC UK press release dated July 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danka Business Systems PLC

By:	/s/ Mary K. Priolo
Name:	Mary K. Priolo
Title:	Assistant Secretary and Principal Accounting Officer

Dated: July 31, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Danka Business Systems PLC UK press release dated July 31, 2008